SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 22, 2003

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-9052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 325-4200

None

(Former name or former address, if changed since last report)

Index of Exhibits page 2.

Total number of pages in this report is 10.

Item 7.    Financial Statement and Exhibits.

(a)	Financial Statements of businesses acquired.
Not	applicable.

(b)	Pro forma financial information.
Not	applicable.

(c)	Exhibits.

99.1    Torchmark Corporation Press Release dated July 22, 2003

Item 9.    Regulation FD Disclosure.

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition”. On July 22, 2003, Torchmark Corporation issued a press release announcing its second quarter 2003 financial results. A copy of the press release is incorporated herein by reference and attached hereto as exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: July 22, 2003	/s/ Carol A. McCoy Carol A. McCoy, Vice President, Associate Counsel and Secretary

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